Exhibit 10.1

SUBSCRIPTION AGREEMENT

BAKER BROTHERS LIFE SCIENCES, L.P. (the “Holder”) hereby enters into this Subscription Agreement (this “Agreement”) with Amarin Corporation plc, a public limited company incorporated under the laws of England and Wales (the “Company”), on November 19, 2015, in order to subscribe for the purchase (the “Purchase”) of a November 2015 3.50% Exchangeable Senior Note due 2032 (the “Note”), substantially in the form of Exhibit B hereto, in consideration of the purchase price specified below.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Subscription for Note

At the Closing (as defined herein), the Company hereby agrees to issue to the Holder a Note having an aggregate principal amount, and the Holder hereby agrees to deliver to the Company in consideration thereof the aggregate purchase amount (the “Purchase Price”), all as set forth opposite the Holder’s name on Exhibit A.

The closing of the Purchase (the “Closing”) shall occur on a date no later than three business days after the date of this Agreement.

At the Closing, the Holder shall pay the aggregate Purchase Price for the Note by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Holder prior to the Closing. On the Closing Date, the Company will, against delivery of the Purchase Price and the documents described in Section 4.5, deliver the Note.

Article II: Covenants, Representations and Warranties of the Holder

The Holder hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Holder and constitutes a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Holder’s organizational documents, (ii) any agreement or instrument to which the Holder is a party or by which the Holder or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Holder, except in the case of clauses (ii) and (iii), where such violations, conflicts, breaches or defaults would not affect the Holder’s ability to consummate the transactions contemplated hereby in any material respect.

Section 2.3 Accredited Investor or Qualified Institutional Buyer. The Holder is (a) (i) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) and (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and/or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act and (b) is acquiring the Note hereunder for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act or any state or other jurisdiction.

Section 2.4 No Illegal Transactions. The Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Purchase or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Holder was first contacted by the Company or any other person regarding the Purchase. The Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Purchase or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed by the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.4, subject to the Holder’s compliance with its obligations under the U.S. federal securities laws and the Holder’s internal policies, the term “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or any director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Holder’s legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Purchase).

Section 2.5 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performances, financial conditions and prospects, and the terms and conditions of the Purchase, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks and consequences (including any potential original issue discount on the Notes) involved in the Purchase and to make an informed investment decision with respect to such Purchase, (d) the Company is not acting as a fiduciary or financial or investment advisor to the Holder and (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its Affiliates or representatives, except for (i) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company in this Agreement.

Section 2.6 No Public Market. The Holder acknowledges and agrees that no public market exists for the Note and that there is no assurance that a public market will ever develop for the Note. The Holder understands that the Note has not been is not being registered under the Securities Act or any applicable state securities laws and, consequently, the Holder may have to bear the risk of owning the Note for an indefinite period of time because the Note may only be transferred in accordance with the limited transfer provisions included in the Note.

Section 2.7 Waiver of Participation Rights. Reference is made to the execution by Corsicanto Limited, a private limited company incorporated under the laws of Ireland (“Corsicanto”) and a wholly owned subsidiary of Company, and the Company of separate, privately negotiated exchange agreements with certain holders of Corsicanto’s outstanding 3.50% Exchangeable Senior Notes due 2032 issued on January 9, 2012 (the “2012 Notes”) pursuant to which Corsicanto will repurchase up to $31,266,000.00 million in aggregate principal amount of the 2012 Notes or exchange such 2012 Notes for new 3.50% May 2014

2

Exchangeable Senior Notes due 2032 (the “Transaction”). In consideration of the obligations of the Company contained herein, the Holder hereby acknowledges and agrees that the Company and its affiliates have complied with and otherwise satisfied all rights held by the Holder arising under that certain Securities Subscription Agreement dated March 5, 2015 by and among the Company and the several purchasers named therein (the “PIPE Agreement”), including without limitation Section 4.5 (Participation in Future Offerings) thereof, with respect to the Transaction, including without limitation the right to notice thereto.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holder, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Purchase contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Note, substantially in the form of Exhibit B hereto, will have been duly executed and delivered by the Company, and the Note will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Note and the consummation of the Purchase will not violate, conflict with or result in a breach of or default under (a) the memorandum and articles of association, charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) and (c), where such violations, conflicts, breaches or defaults would not affect the Company’s business or ability to consummate the transactions contemplated hereby in any material respect.

Section 3.3 Validity of the Holder’s Note. The Note has been duly authorized by the Company and, when executed and delivered to the Holder pursuant to the Purchase against delivery of the Purchase Price in accordance with the terms of this Agreement, the Holder’s Note will be valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holder’s Note will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of the Holder’s representations and warranties hereunder, the Holder’s Note (a) will be issued in the Purchase exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holder’s Note.

Section 3.4 Validity of Underlying American Depositary Shares. The Holder’s Note will at the Closing be convertible into American Depositary Shares of the Company (the “Conversion ADSs”), each representing one ordinary share, 50 pence par value per share, of the Company (the “Conversion Shares”) in accordance with the terms of the Note (the date of such conversion with respect to each Note, the “Conversion Date”). The Conversion ADSs and the Conversion Shares have each been duly authorized and reserved by the Company for issuance upon conversion of the Holder’s Note. The Conversion ADSs and the Conversion Shares, when issued upon conversion of the Holder’s Note in accordance with the terms of the Holder’s Note, will each be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

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Section 3.5 No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the transactions contemplated hereby.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, e-mails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Tax Documentation. The Holder has provided and attached hereto, or will provide no later than two business days prior to the Closing, properly completed and executed originals of whichever of the following is applicable to the Holder: (a) an Internal Revenue Service (“IRS”) Form W-9, or (b) IRS Form W-8BEN-E, IRS Form W-8BEN or other applicable IRS Form W-8 (including any IRS forms, documents or schedules required to be attached thereto).

Section 4.6 Public Disclosure. The Holder acknowledges and agrees that, on or before the fourth business day following the date hereof, the Company shall file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Commission”) describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K this Agreement in the form required by the Exchange Act. For purposes of clarity, the foregoing shall not be deemed to constitute a breach of the provisions set forth in Section 4.4 (Securities Laws Disclosure; Publicity) of the PIPE Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“HOLDER”: BAKER BROTHERS LIFE SCIENCES, L.P. (in its capacities described in the first paragraph hereof) By: /s/ Scott Lessing Name: Scott Lessing Title: President
“COMPANY”: SIGNED by John F. Thero, Director, Chief Executive Officer and President, for and on behalf of AMARIN CORPORATION PLC
/s/ John F. Thero

[Signature Page to Subscription Agreement]

EXHIBIT A

Name of Holder	Aggregate Principal Amount of Note	Aggregate Purchase Price
BAKER BROTHERS LIFE SCIENCES, L.P.	$28,496,000	$25,076,480

EXHIBIT B

Form of Note

SUBSCRIPTION AGREEMENT

667, L.P. (the “Holder”) hereby enters into this Subscription Agreement (this “Agreement”) with Amarin Corporation plc, a public limited company incorporated under the laws of England and Wales (the “Company”), on November 19, 2015, in order to subscribe for the purchase (the “Purchase”) of a November 2015 3.50% Exchangeable Senior Note due 2032 (the “Note”), substantially in the form of Exhibit B hereto, in consideration of the purchase price specified below.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Subscription for Note

At the Closing (as defined herein), the Company hereby agrees to issue to the Holder a Note having an aggregate principal amount, and the Holder hereby agrees to deliver to the Company in consideration thereof the aggregate purchase amount (the “Purchase Price”), all as set forth opposite the Holder’s name on Exhibit A.

The closing of the Purchase (the “Closing”) shall occur on a date no later than three business days after the date of this Agreement.

At the Closing, the Holder shall pay the aggregate Purchase Price for the Note by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Holder prior to the Closing. On the Closing Date, the Company will, against delivery of the Purchase Price and the documents described in Section 4.5, deliver the Note.

Article II: Covenants, Representations and Warranties of the Holder

The Holder hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Holder and constitutes a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Holder’s organizational documents, (ii) any agreement or instrument to which the Holder is a party or by which the Holder or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Holder, except in the case of clauses (ii) and (iii), where such violations, conflicts, breaches or defaults would not affect the Holder’s ability to consummate the transactions contemplated hereby in any material respect.

Section 2.3 Accredited Investor or Qualified Institutional Buyer. The Holder is (a) (i) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) and (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and/or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act and (b) is acquiring the Note hereunder for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act or any state or other jurisdiction.

Section 2.4 No Illegal Transactions. The Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Purchase or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Holder was first contacted by the Company or any other person regarding the Purchase. The Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Purchase or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed by the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.4, subject to the Holder’s compliance with its obligations under the U.S. federal securities laws and the Holder’s internal policies, the term “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or any director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Holder’s legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Purchase).

Section 2.5 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performances, financial conditions and prospects, and the terms and conditions of the Purchase, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks and consequences (including any potential original issue discount on the Notes) involved in the Purchase and to make an informed investment decision with respect to such Purchase, (d) the Company is not acting as a fiduciary or financial or investment advisor to the Holder and (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its Affiliates or representatives, except for (i) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company in this Agreement.

Section 2.6 No Public Market. The Holder acknowledges and agrees that no public market exists for the Note and that there is no assurance that a public market will ever develop for the Note. The Holder understands that the Note has not been is not being registered under the Securities Act or any applicable state securities laws and, consequently, the Holder may have to bear the risk of owning the Note for an indefinite period of time because the Note may only be transferred in accordance with the limited transfer provisions included in the Note.

Section 2.7 Waiver of Participation Rights. Reference is made to the execution by Corsicanto Limited, a private limited company incorporated under the laws of Ireland (“Corsicanto”) and a wholly owned subsidiary of Company, and the Company of separate, privately negotiated exchange agreements with certain holders of Corsicanto’s outstanding 3.50% Exchangeable Senior Notes due 2032 issued on January 9, 2012 (the “2012 Notes”) pursuant to which Corsicanto will repurchase up to $31,266,000.00 million in aggregate principal amount of the 2012 Notes or exchange such 2012 Notes for new 3.50% May 2014

2

Exchangeable Senior Notes due 2032 (the “Transaction”). In consideration of the obligations of the Company contained herein, the Holder hereby acknowledges and agrees that the Company and its affiliates have complied with and otherwise satisfied all rights held by the Holder arising under that certain Securities Subscription Agreement dated March 5, 2015 by and among the Company and the several purchasers named therein (the “PIPE Agreement”), including without limitation Section 4.5 (Participation in Future Offerings) thereof, with respect to the Transaction, including without limitation the right to notice thereto.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holder, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Purchase contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Note, substantially in the form of Exhibit B hereto, will have been duly executed and delivered by the Company, and the Note will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Note and the consummation of the Purchase will not violate, conflict with or result in a breach of or default under (a) the memorandum and articles of association, charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) and (c), where such violations, conflicts, breaches or defaults would not affect the Company’s business or ability to consummate the transactions contemplated hereby in any material respect.

Section 3.3 Validity of the Holder’s Note. The Note has been duly authorized by the Company and, when executed and delivered to the Holder pursuant to the Purchase against delivery of the Purchase Price in accordance with the terms of this Agreement, the Holder’s Note will be valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holder’s Note will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of the Holder’s representations and warranties hereunder, the Holder’s Note (a) will be issued in the Purchase exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holder’s Note.

Section 3.4 Validity of Underlying American Depositary Shares. The Holder’s Note will at the Closing be convertible into American Depositary Shares of the Company (the “Conversion ADSs”), each representing one ordinary share, 50 pence par value per share, of the Company (the “Conversion Shares”) in accordance with the terms of the Note (the date of such conversion with respect to each Note, the “Conversion Date”). The Conversion ADSs and the Conversion Shares have each been duly authorized and reserved by the Company for issuance upon conversion of the Holder’s Note. The Conversion ADSs and the Conversion Shares, when issued upon conversion of the Holder’s Note in accordance with the terms of the Holder’s Note, will each be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

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Section 3.5 No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the transactions contemplated hereby.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, e-mails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Tax Documentation. The Holder has provided and attached hereto, or will provide no later than two business days prior to the Closing, properly completed and executed originals of whichever of the following is applicable to the Holder: (a) an Internal Revenue Service (“IRS”) Form W-9, or (b) IRS Form W-8BEN-E, IRS Form W-8BEN or other applicable IRS Form W-8 (including any IRS forms, documents or schedules required to be attached thereto).

Section 4.6 Public Disclosure. The Holder acknowledges and agrees that, on or before the fourth business day following the date hereof, the Company shall file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Commission”) describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K this Agreement in the form required by the Exchange Act. For purposes of clarity, the foregoing shall not be deemed to constitute a breach of the provisions set forth in Section 4.4 (Securities Laws Disclosure; Publicity) of the PIPE Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“HOLDER”: 667, L.P. (in its capacities described in the first paragraph hereof) By: /s/ Scott Lessing Name: Scott Lessing Title: President
“COMPANY”: SIGNED by John F. Thero, Director, Chief Executive Officer and President, for and on behalf of AMARIN CORPORATION PLC
/s/ John F. Thero

[Signature Page to Subscription Agreement]

EXHIBIT A

Name of Holder	Aggregate Principal Amount of Note	Aggregate Purchase Price
667 L.P.	$2,770,000	$2,437,600

EXHIBIT B

Form of Note